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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        October 25, 1997

                    BATTERIES BATTERIES, INC.
     (Exact name of registrant as specified in its charter)

Delaware                         0-27994            13-383-5420
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

                 Building 1EB, Chimney Rock Road,
   Bound Brook, New Jersey                                08805
   (Address of principal executive offices)           (Zip Code)

         Registrant's telephone number, including area code
                        (732) 764-0619

     50 Tannery Road, Unit 2, North Branch, New Jersey  08876
  (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

	By letter dated October 25, 1999, the Registrant terminated the engagement of Deloitte & Touche, LLP ("Deloitte") as the Registrant's independent auditors, effective immediately. On October 25, 1999, the Registrant engaged the independent certified public accounting firm of Arthur Andersen, LLP to audit the Registrant's consolidated financial statements for the year ended December 31, 1999. This change in accountants is subject to the approval of and ratification by the Registrant's Board of Directors.

	Deloitte's report on the Registrant's consolidated financial statements at and for each of the years in the two year period ending December 31, 1998 did not contain any adverse opinion, disclaimer of opinion and was not qualified or modified as to any uncertainty of the audit's scope or accounting principles.

	There were no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits.

	(a)	Exhibits.

		The following exhibits are filed herewith:

		16.1	Letter of Deloitte & Touche LLP.*


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* To be filed by amendment.



                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BATTERIES BATTERIES, INC.

Dated:  October 28, 1999

                               By: /s/Stephen Rade
                                   Stephen Rade
                                   President



                           EXHIBIT INDEX

Exhibit Number

     16.1        Letter of Deloitte & Touche, LLP*



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*  To be filed by amendment.









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